UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Western Asset Premier Bond Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WESTERN ASSET PREMIER BOND FUND

(NYSE – WEA)

620 Eighth Avenue, 47th Floor

New York, New York 10018

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 16, 2022

To the Shareholders of

Western Asset Premier Bond Fund

The Annual Meeting of Shareholders (the “Annual Meeting”) of Western Asset Premier Bond Fund (the “Fund”) is scheduled to be held as a virtual meeting on Monday, May 16, 2022, at 10:00 a.m., Eastern Time, to consider and act upon the following matters:

1.	Electing the Board of Trustees; and

2.	Transacting such other matters as may properly come before the Annual Meeting and any adjournment(s) or postponement(s) thereof.

In light of the ongoing developments related to coronavirus (COVID-19), we are pleased to offer our shareholders a completely virtual Annual Meeting, which provides worldwide access and communication, while protecting the health and safety of our shareholders, Trustees, management and other stakeholders. The Annual Meeting will be held at the following website: meetnow.global/MF4RLWA. If it is determined that the Annual Meeting will be held at a different time or in a different location or format (i.e., an in-person or hybrid meeting), an announcement of any such updates will be provided by means of a press release, which will be posted on our website (www.franklintempleton.com/investments/options/closed-end-funds). We encourage you to check our website prior to the Annual Meeting if you plan to attend the Annual Meeting. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system.

The Board of Trustees has fixed the close of business on March 29, 2022 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof. To participate in the Annual Meeting, you must enter the 14-digit control number found on your proxy card, voting instruction form or notice you previously received. You may vote during the Annual Meeting by following the instructions available on the Annual Meeting website during the Annual Meeting. The Fund encourages you to access the Annual Meeting prior to the start time to allow for time to check in. The Fund encourages shareholders to access the Annual Meeting website prior to the start time to allow ample time to log into the Annual Meeting webcast and test their computer system. Accordingly, the Annual Meeting website will become accessible to shareholders beginning at approximately 9:00 a.m. (Eastern Time) on May 13, 2022. If you experience technical difficulties prior to or during the Annual Meeting, you may call (888) 888-0151 for technical assistance.

If you hold your shares of the Fund’s common stock (the “Common Stock”) through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting. To register you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services (“Computershare”), the Fund’s proxy solicitor. You may forward an email from your intermediary or attach an image of your legal proxy to shareholdermeetings@computershare.com.

Requests for registration must be received no later than 5:00 p.m., Eastern Time, on May 11, 2022. You will receive a confirmation email from Computershare of your registration and a control number that will allow you to vote at the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, we urge you to authorize a proxy to vote your shares in advance of the Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting. The Proxy Statement is available on the Internet at https://www.proxy-direct.com/lmf-32642. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.

By Order of the Board of Trustees

Marc A. De Oliveira

Secretary

April 5, 2022

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY TELEPHONE, INTERNET OR MAIL. IF YOU ARE VOTING BY MAIL PLEASE DATE, FILL IN, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU WISH TO ATTEND THE VIRTUAL ANNUAL MEETING AND VOTE, YOU WILL BE ABLE TO DO SO AND SUCH VOTE WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. MERELY ATTENDING THE ANNUAL MEETING, HOWEVER, WILL NOT REVOKE ANY PREVIOUSLY SUBMITTED PROXY. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD (OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS CONTAINED ON THE PROXY CARD) TODAY.

WESTERN ASSET PREMIER BOND FUND

620 Eighth Avenue, 47th Floor

New York, New York 10018

PROXY STATEMENT

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting

to be Held on May 16, 2022:

The proxy statement and related materials are available at:

https://www.proxy-direct.com/lmf-32642

The accompanying proxy is solicited by the Board of Trustees (the “Board”) of Western Asset Premier Bond Fund (the “Fund”) for use at the annual meeting of shareholders of the Fund to be held on May 16, 2022, at 10:00 a.m., Eastern Time, in a virtual format at meetnow.global/MF4RLWA (the “Annual Meeting”), and at any adjournment(s) or postponement(s) thereof. At the Annual Meeting, shareholders will be asked to consider the re-election of eleven Trustees (collectively, the “Nominees”) to the Board.

This Proxy Statement and the accompanying form of proxy are first being sent or given to shareholders on or about April 5, 2022. Please note that only one annual or semi-annual report or Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or the Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at 620 Eighth Avenue, 47th Floor, New York, New York 10018 or by calling toll free at 1-888-777-0102.

The Annual Meeting will be held at the following website: meetnow.global/MF4RLWA. The Board has fixed the close of business on March 29, 2022 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof. To participate in the Annual Meeting, you must enter the 14-digit control number found on your proxy card, voting instruction form or notice you previously received. You may vote during the Annual Meeting by following the instructions available on the Annual Meeting website during the Annual Meeting. The Fund encourages you to access the Annual Meeting prior to the start time to allow for time to check in. Accordingly, the Annual Meeting website will become accessible to shareholders beginning at approximately 9:00 a.m. (Eastern Time) on May 13, 2022. If you experience technical difficulties prior to or during the Annual Meeting, you may call (888) 888-0151 for technical assistance. If it is determined that the Annual Meeting will be held at a different time or in a different location or format (i.e., an in-person or hybrid meeting), an announcement of any such updates will be provided by means of a press release, which will be posted on our website (www.franklintempleton.com/investments/options/closed-end-funds). We encourage you to check our website prior to the Annual Meeting if you plan to attend the Annual Meeting. An announcement of any change will also be filed with the Securities and Exchange Commission (“SEC”) via its EDGAR system.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting. To register you must submit proof of your proxy power (legal proxy) reflecting your

Fund holdings along with your name and email address to Computershare Fund Services (“Computershare”), the Fund’s proxy solicitor. You may forward an email from your intermediary or attach an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on May 11, 2022. You will receive a confirmation email from Computershare of your registration and a control number that will allow you to vote at the Annual Meeting. As of the close of business on the Record Date, the Fund had issued and outstanding 11,865,600 common shares of beneficial interest, no par value (the “Shares”). The Shares constitute the only outstanding voting securities of the Fund entitled to be voted at the Annual Meeting.

The Fund’s Declaration of Trust, as amended (the “Declaration of Trust”), provides that the Board of Trustees will consist of such number of Trustees as may be fixed from time to time by a majority of the Trustees, which number is currently eleven.

Except as described below, shareholders of the Fund as of the close of business on the Record Date will be entitled to one vote for each Share held, and a fractional vote with respect to fractional Shares, with no cumulative voting rights. Thirty percent (30%) of the Shares entitled to vote on a particular matter at the Annual Meeting must be represented to constitute a quorum for the transaction of business at the Annual Meeting (unless a larger quorum is required by any provision of law, the Fund’s Declaration of Trust or the Amended and Restated Bylaws (the “Bylaws”)). The Bylaws include provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of Fund shares in a “Control Share Acquisition” may exercise voting rights with respect to such shares generally only to the extent the authorization of such voting rights is approved by other shareholders of the Fund (collectively, the “Control Share Provisions”). Subject to various conditions and exceptions, the Bylaws define a “Control Share Acquisition” to include an acquisition of Fund shares that, but for the Control Share Acquisition Provisions, would entitle the beneficial owner, upon the acquisition of such shares, to vote or direct the voting of shares having voting power in the election of Fund board members within any of the following ranges: (i) one-tenth or more, but less than one-fifth of all voting power; (ii) one-fifth or more, but less than one-third of all voting power; (iii) one-third or more, but less than a majority of all voting power; or (iv) a majority or more of all voting power. Shares acquired prior to November 2, 2020 are excluded from the definition of Control Share Acquisition, though such shares are included in assessing whether any subsequent share acquisition exceeds one of the enumerated thresholds. Subject to various conditions and procedural requirements set forth in the Bylaws, including the delivery of a “Control Share Acquisition Statement” to the Fund’s Secretary setting forth certain required information, a shareholder who obtains beneficial ownership of shares in a Control Share Acquisition generally may request a vote of Fund shareholders (excluding such acquiring shareholder and certain other interested shareholders) to approve the authorization of voting rights for such shares at the next meeting of Fund shareholders, notice of which has not been given prior to the receipt by the Fund of the Control Share Acquisition Statement.

Except when a different vote is required by any provision of law or the Fund’s Declaration of Trust or Bylaws, a plurality of the quorum of Shares necessary for the transaction of business at the Annual Meeting will decide any questions and a majority of the votes entitled to be cast at the Annual Meeting with respect to the election of the Trustees is required to elect a Nominee as a Trustee. In the event of any conflict between a description of the Fund’s Bylaws in the proxy statement and the Fund’s Bylaws, the Fund’s Bylaws will control.

Each shareholder has the right to revoke his or her proxy at any time before it is voted. A proxy, including a proxy given by telephone or via the Internet, may be revoked by filing with the Secretary of the Fund a written revocation or a properly executed proxy bearing a later date (including a proxy given by telephone or via the Internet) or by voting virtually at the Annual Meeting. Any shareholder may attend the Annual Meeting, in its virtual format, whether or not he or she has previously given a proxy.

The solicitation of proxies for the Annual Meeting will be made primarily by mail. If necessary to ensure satisfactory representation at the Annual Meeting, additional solicitation may take place in writing or by telephone by officers of the Fund (or their designees), who will not receive compensation from the Fund for such services. In addition, you may receive a telephone call from our proxy solicitor, Computershare, which has been retained to assist shareholders in the voting process. For aiding in the solicitation of proxies from financial intermediaries and other shareholders, the distribution of proxy materials and providing voting and tabulation services, the Fund will pay Computershare a fee that is not expected to exceed $5,062. The Fund will reimburse brokers and other nominees, in accordance with New York Stock Exchange approved reimbursement rates, for their expenses in forwarding solicitation material to the beneficial owners of Shares of the Fund. All expenses incurred in connection with the solicitation of proxies by the Board, including the services of Computershare, will be borne by the Fund.

Abstentions and “broker non-votes” (i.e., proxies signed and returned by brokers with respect to Shares held by brokers or nominees as to which one or more votes is not indicated because (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as Shares present for purposes of determining whether a quorum is present. Assuming that a quorum would otherwise be present, abstentions and broker non-votes will have the effect of a vote against a Nominee for the purpose of determining whether a Trustee has been elected.

Jane E. Trust, Jeanne M. Kelly, Thomas C. Mandia, George P. Hoyt, Tara E. Gormel and Marc A. De Oliveira, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board to serve in such capacity or substituted by the persons selected by the Board. Mses. Trust, Kelly and Gormel and Messrs. Mandia, Hoyt and De Oliveira are officers of the Fund. Each executed and returned proxy will be voted in accordance with the directions indicated thereon or, if no direction is indicated, such proxy will be voted for the election as Trustees of the Fund the Nominees listed in this Proxy Statement. Other proxies returned, including those that are unexecuted or are determined to be improperly completed, will not be voted and may be returned to the sender. Discretionary authority is provided in the proxy as to any matters not specifically referred to therein.

The Board is not aware of any other matters which are likely to be brought before the Annual Meeting. However, if any such matters properly come before the Annual Meeting, the persons named in the proxy are fully authorized to vote thereon in accordance with their judgment and discretion.

HOW TO SUBMIT A PROXY

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to

be Held on May 16, 2022

The proxy statement and related materials are available at:

https://www.proxy-direct.com/lmf-32642

Shareholders of record may submit a proxy in respect of their Shares by using any of the following methods:

By Telephone. Submit a proxy by calling the toll-free telephone number printed on the proxy card. The proxy card should be in hand when making the call. Easy-to-follow voice prompts allow the shareholder of record to authenticate his or her identity by entering the validation numbers printed on the enclosed proxy card, provide voting instructions for the Shares, and confirm that the instructions have been properly recorded.

Please see the instructions on the enclosed card for telephone touch-tone proxy submission. Shareholders will have an opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions and terminating their telephone call.

By Internet. Submit a proxy via the Internet by accessing the web address printed on the proxy card. The proxy card should be in hand when accessing the web page. Easy-to-follow on screen instructions allow the shareholder of record to authenticate his or her identity by entering validation numbers printed on the enclosed proxy card, provide voting instructions for the Shares, and confirm that the instructions have been properly recorded.

Please see the instructions on the enclosed proxy card for Internet proxy submission. Shareholders will have the opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions.

By Mail. Shareholders of record may complete, sign, and date the proxy card and return it in the prepaid envelope provided.

PROPOSAL 1

ELECTION OF TRUSTEES

Eleven Trustees, if re-elected at the Annual Meeting, will serve until their successors have been duly elected and qualified, subject to prior death, resignation, retirement, disqualification or removal from office and applicable law. Information about each Nominee is set forth in the table below. All of the Nominees are presently Trustees of the Fund.

It is the intention of the persons designated as proxies in the proxy card, unless otherwise directed therein, to vote at the Annual Meeting for the election of each of Robert Abeles, Jr., Jane F. Dasher, Anita L. DeFrantz, Susan B. Kerley, Michael Larson, Ronald L. Olson, Avedick B. Poladian, William E. B. Siart, Jaynie Miller Studenmund, Peter J. Taylor and Jane E. Trust as Trustees of the Fund. Each such Nominee has agreed to serve if elected at the Annual Meeting. If any such Nominee is unable or unavailable to serve, the persons named in the proxies will vote the proxies for such other person as the Board may recommend for the position of Trustee.

The Trustees unanimously recommend that shareholders vote to elect each of Robert Abeles, Jr., Jane F. Dasher, Anita L. DeFrantz, Susan B. Kerley, Michael Larson, Ronald L. Olson, Avedick B. Poladian, William E. B. Siart, Jaynie Miller Studenmund, Peter J. Taylor and Jane E. Trust to the Board of Trustees as a Trustee.

Information Regarding the Trustees and Nominees. Information about the Trustees and Nominees is set forth below. Ms. Trust is the President and Chief Executive Officer of the Fund. No other Nominee serves as an officer of the Fund. The address of each Nominee is c/o the Fund at its principal business address (620 Eighth Avenue, 47th Floor, New York, New York 10018).

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee	Other Directorships Held by Nominee	Shares of the Fund Beneficially Owned on December 31, 2021
INDEPENDENT NOMINEES AND TRUSTEES

Robert Abeles, Jr. Born 1945	Trustee(1)	Served since 2013	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012).	51	None	None

Jane F. Dasher Born 1949	Trustee(1)	Served since 1999	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997).	51	Director, Visual Kinematics, Inc. (since 2018).	None

Anita L. DeFrantz Born 1952	Trustee(1)	Served since 1998	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee.	51	None	None

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee	Other Directorships Held by Nominee	Shares of the Fund Beneficially Owned on December 31, 2021
INDEPENDENT NOMINEES AND TRUSTEES (continued)

Susan B. Kerley Born 1951	Trustee(1)	Served since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990).	51	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014).	None

Michael Larson(6) Born 1959	Trustee(1)	Served since 2004	Chief Investment Officer for William H. Gates III (since 1994).	51	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); EcoLab Inc. (since 2012); formerly, Autonation, Inc. (2010 to 2018).	None

Avedick B. Poladian Born 1951	Trustee(1)	Served since 2007	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002).	51	Occidental Petroleum Corporation (since 2008); California Resources Corporation (2014 to 2021); and Public Storage (since 2010).	None

William E.B. Siart Born 1946	Trustee and current Chairperson of the Board(1)	Served since 1997	Chairman of Excellent Education Development (since 2000); formerly, Chairman of Great Public Schools Now (2015 to 2020); Trustee of The Getty Trust (2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006).	51	Member of Board of United States Golf Association, Executive Committee Member (since 2017); Trustee, University of Southern California (since 1994).	None

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee	Other Directorships Held by Nominee	Shares of the Fund Beneficially Owned on December 31, 2021
INDEPENDENT NOMINEES AND TRUSTEES (continued)

Jaynie Miller Studenmund Born 1954	Trustee(1)	Served since 2004	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997).	51	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014).	None

Peter J. Taylor Born 1958	Trustee(1)	Served since 2019	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014).	51	Director of Pacific Mutual Holding Company(3) (since 2016); Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011).	None

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee	Other Directorships Held by Nominee	Shares of the Fund Beneficially Owned on December 31, 2021
INTERESTED NOMINEE AND TRUSTEE

Ronald L. Olson Born 1941	Trustee(2)(4)	Served since 2005	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968).	51	Berkshire Hathaway, Inc. (since 1997).	None

INTERESTED NOMINEE, TRUSTEE AND OFFICER

Jane E. Trust Born 1962	Trustee, President and Chief Executive Officer(2)(5)	Served since 2015	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 131 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015).	129	None	None

(1)	Member of the Audit Committee, the Executive and Contracts Committee, the Governance and Nominating Committee, and the Investment and Performance Committee.

(2)	Member of the Investment and Performance Committee.

(3)

Western Asset Management Company, LLC (“Western Asset” or the “Investment Adviser”), and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA, an affiliate of Western Asset, or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

(4)	Mr. Olson is considered to be an “interested person” (as defined above) of the Fund because his law firm has provided legal services to the Investment Adviser.

(5)

Ms. Trust is an “interested person” (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund because of her position with LMPFA and/or certain of its affiliates.

(6)

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees all of the non-Microsoft investments of Mr. Gates and all of the investments of the Bill and Melinda Gates Foundation Trust. Since 1997, Western Asset has provided discretionary investment advice with respect to one or more separate investment portfolios for Mr. Gates and the Bill and Melinda Gates Foundation Trust. Since the beginning of the last two completed fiscal years of the Fund, at no time did the value of those investment portfolios exceed 0.5% of Western Asset’s total assets under management. No changes to these arrangements are currently contemplated.

*

Indicates the earliest year in which the Trustee or Nominee became a Board member for a fund in the Fund complex. Each of the Trustees of the Fund holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removal from office and applicable law. Any Trustee nominated for re-election as a Trustee who fails to receive the requisite vote for re-election at an annual meeting of shareholders, and whose successor has neither been elected nor qualified, shall holdover and shall continue to be considered “elected” by shareholders for purposes of applicable law. Except as otherwise provided by applicable law, such holdover Trustee shall continue to serve as Trustee until his or her successor is elected and qualified, or until he or she sooner dies, resigns, retires or is disqualified or removed from office as provided in the Fund’s Declaration of Trust.

Additional Information Concerning the Board of Trustees

The Board believes that each Trustee’s/Nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of its other Trustees/Nominees lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Trustees’/Nominees’ ability to review, critically evaluate, question and discuss information provided to them; to interact effectively with Western Asset, the Fund’s subadvisers, Western Asset Management Company Limited (“Western London”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd. (“Western Japan”) (each, a “Subadviser” and together, the “Subadvisers”), other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties serves to support this conclusion. The Board has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: his or her character and integrity; such person’s length of service as a Board member of the Fund; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and as to each Nominee other than Mr. Olson and Ms. Trust, his or her status as not being an “interested person” (as defined in the 1940 Act) of the Fund (such Trustees/Nominees who are not interested persons of the Fund being referred to as the “Independent Trustees”). In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee/Nominee: Mr. Abeles, business, accounting and finance expertise and experience as a chief financial officer, board member and/or executive officer of various businesses and other organizations; Ms. Dasher, experience as a chief financial officer of a private investment company; Ms. DeFrantz, business expertise and experience as a president, board member and/or executive officer of various businesses and non-profit and other organizations; Ms. Kerley, investment consulting experience and background and mutual fund board experience; Mr. Larson, portfolio management expertise and experience as a board member of various businesses and other organizations; Mr. Poladian, business, finance and accounting expertise and experience as a board member of various businesses and/or as a partner of a multi-national accounting firm; Mr. Siart, business and finance expertise and experience as a president, chairperson, chief executive officer and/or board member of various businesses and non-profit and other organizations; Ms. Studenmund, business and finance expertise and experience as a president, board member and/or chief operating officer of various businesses; Mr. Taylor, business and finance expertise and experience as a chief financial officer, president and/or board member of various businesses and non-profit organizations; Mr. Olson, business and legal expertise and experience as a partner of a law firm and/or board member of various businesses and non-profit and other organizations; and Ms. Trust, investment management and risk oversight experience as an executive and portfolio manager and leadership roles within Franklin Templeton and affiliated entities. References to the qualifications, attributes and skills of the Trustees/Nominees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee/Nominee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board is responsible for overseeing the management and operations of the Fund. Ms. Trust and Mr. Olson are interested persons of the Fund. Mr. Siart serves as Chairperson of the Board. Mr. Siart is an Independent Trustee. Independent Trustees constitute more than 75% of the Board. As described further below, the Board has four standing committees: the Audit Committee, the Executive and Contracts Committee (the “Contracts Committee”), the Governance and Nominating Committee (the “Governance Committee”) and the Investment and Performance Committee (the “Performance Committee”). Each of the Audit, Governance, Contracts and Performance Committees is chaired by an Independent Trustee and each (other than the Performance Committee) is composed entirely of Independent Trustees. Where deemed appropriate, the Board constitutes ad hoc committees.

The Board has determined that its leadership structure is appropriate given the business and nature of the Fund. In connection with its determination, the Board considered that the Chairperson of the Board is an Independent Trustee. The Chairperson of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairperson’s independence facilitates meaningful dialogue between Fund management and the Independent Trustees. The Board also considered that the chairperson of each Board committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees (e.g., each committee’s chairperson works with the Investment Adviser, the Subadvisers and other service providers to set agendas for the meetings of the applicable Board committees). Through the committees, the Independent Trustees consider and address important matters involving the Fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Fund has effective and independent governance and oversight. The Board also believes that its leadership structure, in which the Chairperson of the Board is not affiliated with Legg Mason or Franklin Templeton, is appropriate. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management, including the Investment Adviser and the Subadvisers. The Board reviews its structure on an annual basis.

As an integral part of its responsibility for oversight of the Fund in the interests of shareholders, the Board oversees risk management of the Fund’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Fund. The Board has emphasized to the Investment Adviser and the Subadvisers the importance of maintaining vigorous risk management. The Board exercises oversight of the risk management process primarily through the Performance Committee, the Audit Committee, the Contracts Committee and through oversight by the Board itself.

The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the overall supervision of the Board or the applicable Committee, the Fund, the Investment Adviser, the Subadvisers, the affiliates of the Investment Adviser or the Subadvisers, and other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Fund’s and the Investment Adviser’s Chief Compliance Officer and the Investment Adviser’s chief risk officer, as well as various personnel of the Investment Adviser, the Subadvisers and other service providers, such as the Fund’s independent accountants, also make periodic reports to the Audit Committee, Contracts Committee, Performance Committee and/or to the Board from time to time with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. These reports and other similar reports received by the Trustees as to risk management matters are typically summaries of the relevant information. The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

Audit Committee. The Board has established an Audit Committee composed solely of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund, the Investment Adviser or the Subadvisers, consisting of Messrs. Abeles (Chairperson), Larson, Poladian, Siart and Taylor and Mses. Dasher, DeFrantz, Kerley and Studenmund. Each member of the Audit Committee is “independent,” as independence for audit committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Shares of the Fund are listed and traded. The Audit Committee provides oversight with respect to the accounting and financial reporting policies and procedures of the Fund and, among other things, considers the selection of the independent registered public accounting firm for the Fund and the scope of the audit and approves services proposed to be performed by the independent registered public accounting firm on behalf of the Fund and, under certain circumstances, the Investment Adviser, the Subadvisers and certain of their affiliates. The Trustees have adopted a written charter for the Audit Committee, a copy of which is available on the Fund’s website at www.franklintempleton.com and click on the name of the Fund.

The Audit Committee has submitted the following report:

The Audit Committee has reviewed and discussed with management of the Fund the audited financial statements for the Fund’s last fiscal year. The Audit Committee has discussed with the Fund’s independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 1301 (“SAS No. 1301”). SAS No. 1301 requires the independent registered public accounting firm to communicate to the Audit Committee matters including, if applicable: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent registered public accounting firm’s conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit Committee has received the written disclosures and the letter from the Fund’s independent registered public accounting firm required by Public Company Accounting Oversight Board Rule 3526 (requiring the independent registered public accounting firm to make written disclosures to and discuss with the Audit Committee various matters relating to the independent registered public accounting firm’s independence), and has discussed with such independent registered public accounting firm the independence of such independent registered public accounting firm.

Based on the foregoing review and discussions, the Audit Committee recommended to the Trustees the inclusion of the Fund’s audited financial statements for the last fiscal year in the Fund’s annual report to shareholders.

Robert Abeles, Jr. (Chairperson)

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Avedick B. Poladian

William E. B. Siart

Jaynie Miller Studenmund

Peter J. Taylor

Governance and Nominating Committee. The Board has established a Governance Committee composed solely of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund, the Investment Adviser or the Subadvisers, consisting of Messrs. Abeles, Larson, Poladian, Siart and Taylor and Mses. Dasher, DeFrantz (Chairperson), Kerley and Studenmund. The Governance Committee meets to select nominees for election as Trustees of the Fund and consider other matters of Board policy. The Trustees have adopted a written charter for the Governance Committee, a copy of which is available on the Fund’s website at www.franklintempleton.com and click on the name of the Fund.

The Governance Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (vi) overall diversity of the Board’s composition.

The Governance Committee requires that Trustee candidates have a college degree or equivalent business experience. Further, as required by the Bylaws, to qualify as a nominee for election as a Trustee and to be elected as a Trustee, an individual, at the time of nomination and election (unless a majority of the Board then in office have determined by resolution that failure to satisfy a particular qualification requirement will not present undue conflicts or impede the ability of the individual to discharge the duties of a Trustee or the free flow of information among Trustees or between the Fund’s investment adviser and any sub-adviser on the one hand and the Board on the other hand) must: (a) have at least five years’ experience in either investment management, economics, public accounting, business or law, or other relevant substantive expertise, experience or relationships (as determined by the Governance Committee or the Board); (b) at nomination or election, serve as a director of no more than five (5) companies having securities registered under the Securities Exchange Act of 1934 (the “Exchange Act”) or 1940 Act or treated as public reporting companies under any comparable regulatory regime; (c) not have been charged (unless such charges were dismissed or the individual was otherwise exonerated) with a criminal offense involving dishonesty or breach of trust, or have been convicted or have pled guilty or nolo contendere with respect to a felony under the laws of the United States or any state thereof; (d) not be and shall not have been subject to any censure, order, consent decree or adverse final action of any federal, state or foreign governmental or regulatory authority barring or suspending such individual from participation in or association with any investment-related business or restricting such individual’s activities with respect to any investment-related business, nor shall be subject to any “proceeding,” that could reasonably be expected to result in the nominee or Trustee being so barred, suspended or restricted; and (e) not be and must not have been the subject of any of the ineligibility provisions contained in Sections 9(a) or (b) of the 1940 Act.

The Governance Committee, or in the absence thereof, the entire Board, in its sole discretion, determines whether an individual satisfies the foregoing qualifications. Any individual who does not satisfy the foregoing qualifications will not be eligible for nomination or election as a Trustee.

Although the Governance Committee does not have a formal policy with regard to the consideration of diversity in identifying Trustee nominees, as a matter of practice the Governance Committee typically considers the overall diversity of the Board’s composition when identifying nominees. Specifically, the Governance Committee considers the diversity of skill sets desired among the Board members in light of the Fund’s characteristics and circumstances and how those skill sets might complement each other. The Governance Committee also takes into account the personal background of current and prospective Board members in considering the composition of the Board. In addition, as part of its annual self-evaluation, the Trustees have an opportunity to consider the diversity of the Board, both in terms of skill sets and personal background, and any observations made by the Board during the self-evaluation inform the Governance Committee in its decision making process.

The Governance Committee may consider candidates for Trustee recommended by the Fund’s current Trustees, officers, Investment Adviser, Subadvisers, shareholders or any other source deemed to be appropriate by the Governance Committee. Candidates properly submitted by shareholders (as described below and in the Bylaws) will be considered and evaluated on the same basis as candidates recommended by other sources.

The policy of the Governance Committee is to consider nominees recommended by shareholders to serve as Trustee, provided that any such recommendation is submitted in writing to the Secretary, at the address of the principal executive offices of the Fund, not earlier than the 150th day nor later than 5:00 p.m. Eastern Time on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting containing the information about such nominee required by the Fund’s procedures for shareholders to submit nominee candidates, which are found in the Bylaws. The Governance Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person so recommended and considered by the Governance Committee will be nominated for election to the Fund’s Board.

Executive and Contracts Committee. The Board has established a Contracts Committee consisting of Messrs. Abeles, Larson, Poladian, Siart (Chairperson), Taylor and Mses. Dasher, DeFrantz, Kerley and Studenmund. The Contracts Committee may meet from time to time between Board meetings in order to consider appropriate matters and to review the various contractual arrangements between the Fund and its affiliated persons.

Investment and Performance Committee. The Board has established a Performance Committee consisting of Messrs. Abeles, Larson, Poladian, Olson, Siart and Taylor and Mses. Dasher, DeFrantz, Kerley (Chairperson), Studenmund and Trust. The Performance Committee is charged with, among other things, reviewing investment performance.

Meetings. During the fiscal year ended December 31, 2021, the Board held five meetings, the Audit Committee held five meetings, the Governance Committee held five meetings, the Performance Committee held five meetings and the Contracts Committee held one meeting. Each Trustee attended at least 75% of the total number of meetings of the Board and the committees of the Board on which he or she served. The Fund does not have a formal policy regarding attendance by Trustees at annual meetings of shareholders.

Shareholder Communications. The Board provides a process for shareholders to send communications to the Board. Shareholders may mail written communications to the attention of the Board, care of the Fund’s Secretary, at 620 Eighth Avenue, 47th Floor, New York, New York 10018. The written communication must include the shareholder’s name, be signed by the shareholder, refer to the Fund, and include the number of Shares held by the shareholder as of a recent date. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which shareholder communications will be relayed to the Board.

Trustee Holdings. The following table states the dollar range of equity securities beneficially owned as of December 31, 2021 by each Trustee/Nominee in the Fund and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the Nominee in the same “family of investment companies.” As of December 31, 2021, all Trustees and officers of the Fund as a group beneficially owned less than 1% of the outstanding Shares of the Fund on such date.

Name of Trustee/Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Nominee in Family of Investment Companies(1)
INDEPENDENT NOMINEES AND TRUSTEES
Robert Abeles, Jr.	None	None
Jane F. Dasher	None	Over $100,000
Anita L. DeFrantz	None	$10,001 to $50,000
Susan B. Kerley	None	Over $100,000
Michael Larson	None	Over $100,000
Avedick B. Poladian	None	Over $100,000
William E. B. Siart	None	None
Jaynie Miller Studenmund	None	None
Peter J. Taylor	None	Over $100,000
INTERESTED NOMINEES AND TRUSTEES
Ronald L. Olson	None	None
Jane E. Trust	None	Over $100,000

(1)

The term “Family of Investment Companies” means any two or more registered investment companies that share the same investment adviser or hold themselves out as related companies for purposes of investment or investor services. “Family of investment companies” for these purposes includes the funds in the Franklin Templeton fund complex advised by Western Asset or its affiliates.

Trustee Compensation. Trustees of the Fund who are not Independent Trustees receive no salary or fees from the Fund. For serving as a Trustee of the Fund, each Independent Trustee receives an annual retainer plus fees for attending each regularly scheduled meeting and special Board meeting they attend in person or by telephone. Each Independent Trustee is also reimbursed for all out-of-pocket expenses relating to attendance of such meetings. Those Independent Trustees who serve in leadership positions of the Board or Board committees receive additional compensation. Accordingly, the Chairperson of the Board, Audit Committee, Governance Committee, Performance Committee and Contracts Committee receives additional compensation from the Fund for serving in such capacity. The Fund pays its pro rata share of the fees and expenses of the Trustees paid by its Fund Complex based upon asset size.

For the fiscal year ended December 31, 2021, the Trustees received the compensation set forth in the following table for serving as Trustees of the Fund and other funds in the same “Fund Complex.”

Name of Nominee	Aggregate Compensation from the Fund ($)	Pension or Retirement Benefits Accrued as Part of Fund’s Expenses ($)	Estimated Annual Benefits Upon Retirement ($)	Total Compensation from the Fund and its Fund Complex Paid to Trustees ($)
INDEPENDENT NOMINEES AND TRUSTEES
Robert Abeles, Jr.	3,526	0	0	332,000
Jane F. Dasher	3,492	0	0	297,000
Anita L. DeFrantz	3,512	0	0	317,000
Susan B. Kerley	3,512	0	0	317,000
Michael Larson	3,492	0	0	297,000
Avedick B. Poladian	3,492	0	0	297,000
William E. B. Siart	3,601	0	0	407,000

Name of Nominee	Aggregate Compensation from the Fund ($)	Pension or Retirement Benefits Accrued as Part of Fund’s Expenses ($)	Estimated Annual Benefits Upon Retirement ($)	Total Compensation from the Fund and its Fund Complex Paid to Trustees ($)
Jaynie Miller Studenmund	3,492	0	0	297,000
Peter J. Taylor	3,492	0	0	297,000

INTERESTED NOMINEES AND TRUSTEES
Ronald L. Olson	0	0	0	0(1)
Jane E. Trust	0	0	0	0(1)

(1)

Mr. Olson and Ms. Trust are not compensated by the Fund for their services as Trustees because of their relationships with the Investment Adviser and the Investment Adviser’s parent company, respectively.

During the fiscal year ended December 31, 2021, the Fund paid no remuneration to its officers, all of whom were also officers or employees of the Investment Adviser or one of its affiliates, although they may be reimbursed for reasonable out-of-pocket travel expenses for attending Board meetings.

INFORMATION CONCERNING THE INVESTMENT

ADVISER AND SUBADVISERS AND THE FUND’S OFFICERS

The Investment Adviser and the Subadvisers are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”), a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. The following three non-U.S. affiliates of Western Asset also serve as investment managers of the Fund: Western Singapore, Reg. No. 200007692R, 1 George Street #23-01, Singapore 049145, Western London 10 Exchange Square, Primrose Street, London, England EC2A 2EC and Western Japan, 36F Shin-Marunouchi Building, 5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan. The address of Franklin Resources is One Franklin Parkway, San Mateo, California 94403. The Investment Adviser’s address is 385 East Colorado Boulevard, Pasadena, California 91101. An affiliate of the Investment Adviser, Legg Mason Partners Fund Advisor, LLC (“LMPFA”), 620 Eighth Avenue, New York, NY 10018, serves as the Fund’s administrator. LMPFA is also an indirect, wholly-owned subsidiary of Franklin Resources.

Information regarding the executive officers of the Fund and their ownership of Shares of the Fund, is set forth below, except that information regarding Ms. Trust, a Nominee, Trustee, President and Chief Executive Officer of the Fund, is provided in the table above with the Nominees and Trustees. Unless otherwise noted, the address of each officer is c/o the Fund at 620 Eighth Avenue, New York, NY 10018.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupations During the Past 5 Years	Shares of the Fund Beneficially Owned on March 29, 2022

Christopher Berarducci Born 1974	Treasurer and Principal Financial Officer	Served since 2019	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020), Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.	None

Ted P. Becker Born 1951	Chief Compliance Officer	Served since 2007	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020).	None

Marc A. De Oliveira Born 1971 100 First Stamford Place 6th Floor Stamford, CT 06902	Secretary and Chief Legal Officer	Served since 2020	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020).	None

Jeanne M. Kelly Born 1951	Senior Vice President	Served since 2007	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020), Senior Vice President of LMFAM (2013 to 2015).	None

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupations During the Past 5 Years	Shares of the Fund Beneficially Owned on March 29, 2022
Thomas C. Mandia Born 1962 100 First Stamford Place 6th Floor Stamford, CT 06902	Senior Vice President	Served since 2007	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LMAS (since 2002) and LMFAM (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020); and Assistant Secretary of certain funds in the fund complex (2020 to 2022).	None

(1)	Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

SHAREHOLDER PROPOSALS FOR 2023 ANNUAL MEETING

It is currently anticipated that the Fund’s next annual meeting of shareholders will be held within 30 days of the anniversary of the Annual Meeting. Proposals that shareholders wish to present to the 2023 annual meeting of shareholders and to have included in the Fund’s proxy materials relating to such meeting pursuant to Rule 14a-8 under the Exchange Act, must be delivered to the Secretary of the Fund not less than 120 days prior to April 5, 2023 (i.e., on or before December 6, 2022).

Shareholders who wish to propose one or more nominees for election as Trustees, or to make another proposal, at the 2023 annual meeting of shareholders must provide written notice to the Fund (including all required information) so that such notice is received in good order by the Fund not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to April 5, 2023 (i.e., no earlier than November 6, 2022 and no later than 5:00 p.m., Eastern Time, on December 6, 2022).

The proper submission of a shareholder proposal does not guarantee that it will be included in the Fund’s proxy materials or presented at a shareholder meeting. Shareholder proposals are subject to the requirements of applicable law and the Fund’s Declaration of Trust and Bylaws.

SHARE OWNERSHIP INFORMATION

As of the Record Date, all Trustees, Nominees and officers of the Fund as a group beneficially owned less than 1% of the outstanding Shares of the Fund. As of the Record Date, Cede & Co., as nominee for participants in The Depository Trust Company, held of record 11,859,974 Shares (representing approximately 99% of the outstanding Shares). Cede & Co.’s address is 55 Water Street, 25th Floor, New York, New York 10041-0001. As of the Record Date, the persons shown in the table below owned, to the knowledge of the Fund, beneficially more than five percent of the outstanding Shares.

Shareholder Name and Address	Share Holdings		Percentage Owned
First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation 120 East Liberty Drive, Suite 400, Wheaton, IL 60187(2)	2,613,062	(1)	22.02%

1607 Capital Partners, LLC 13 S. 13th Street, Suite 400, Richmond, Virginia 23219(4)	927,817	(3)	7.82%

Sit Investment Associates, Inc. 3300 IDS Center 80 South Eighth Street, Minneapolis, MN 55402(6)	855,114	(5)	7.21%

The Walt Disney Company Retirement Plan Master Trust 500 South Buena Vista Street, Burbank, California 91521-050(8)	414,025	(7)	3.49%

(1)

Shares are held with shared dispositive power and without voting power. Shares are voted by the trustee of such unit investment trusts so as to insure that the Shares are voted as closely as possible in the same manner and in the same general proportion as are the Shares held by owners other than such unit investment trusts. See footnote 2 below.

(2)

Based on information obtained from a Schedule 13G/A filed with the SEC on January 18, 2022 and the number of Shares outstanding as of the Record Date. First Trust Portfolios L.P. is the sponsor of several unit investment trusts which hold common Shares of the Fund. No individual unit investment trust sponsored by First Trust Portfolios L.P. holds more than 3% of the Fund’s Shares. First Trust Advisors L.P. is an affiliate of First Trust Portfolios L.P. and acts as portfolio supervisor of the unit investment trusts sponsored by First Trust Portfolios L.P., which hold Shares of the Fund. The Charger Corporation is the general partner of both First Trust Portfolios L.P. and First Trust Advisors L.P.

(3)	Shares are held with sole dispositive power and voting power. See footnote 4 below.

(4)

Based on information obtained from a Schedule 13G/A filed with the SEC pursuant to a joint filing agreement on February 14, 2022 (the “Joint 13G Filing”) and the number of Shares outstanding as of the Record Date. The Joint 13G Filing states that (a) 1607 Capital Partners, LLC, an investment adviser, is the beneficial owner of Shares based on having voting power which includes the power to vote, or to direct the voting of, such securities and investment power which includes the power to dispose, or to direct the disposition of, such securities and (b) The Walt Disney Company Retirement Plan Master Trust is a client of 1607 Capital Partners, LLC and is the beneficial owner of Shares solely due to being able to terminate without condition the investment management agreement with 1607 Capital Partners, LLC in less than sixty days.

(5)	Shares are held with sole dispositive power and voting power. See footnote 6 below.

(6)	Based on information obtained from a Schedule 13G filed with the SEC on February 10, 2022 and the number of Shares outstanding as of the Record Date.

(7)	Shares are held with sole dispositive power and voting power. See footnote 8 below.

(8)	Based on information obtained from the Joint 13G Filing and the number of Shares outstanding as of the Record Date.

ANNUAL REPORT TO SHAREHOLDERS

The Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2021 contains financial and other information pertaining to the Fund. The Fund will furnish without charge to each person whose proxy is being solicited, upon request of such person, a copy of the Annual Report to Shareholders. Requests for copies of the Annual Report to Shareholders should be directed to Western Asset Premier Bond Fund, 620 Eighth Avenue, 47th Floor, New York, New York 10018, or you may call 1-888-777-0102.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2022, and the Board, including a majority of the Independent Trustees, has unanimously ratified such selection. PricewaterhouseCoopers LLP’s service is subject to termination by the vote of a majority of the outstanding Shares of the Fund. A representative of PricewaterhouseCoopers LLP will not be present at the Annual Meeting but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

The following table presents fees billed in each of the Fund’s last two fiscal years for services rendered to the Fund by PricewaterhouseCoopers LLP:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
December 31, 2020	$66,192	$0	$0	$0
December 31, 2021	$66,192	$0	$10,000	$0

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the Fund’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Fund’s annual financial statements for those years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review or preparation of U.S. federal, state, local and excise tax returns; U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

“All Other Fees” represents fees, if any, billed for other products and services rendered by PricewaterhouseCoopers LLP to the Fund, other than the services described above, for the last two fiscal years.

For the fiscal years ended December 31, 2020 and December 31, 2021, PricewaterhouseCoopers LLP billed aggregate non-audit fees in the amounts of $773,011 and $343,489, respectively, to the Fund, the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund.

Pre-Approval Policies of the Audit Committee. As noted above, the Audit Committee is governed by the Audit Committee Charter, which includes preapproval policies and procedures. Specifically, the Audit Committee Charter provides:

To carry out its purposes and responsibilities, the Audit Committee shall have the duty and power to:

(h)

pre-approve, to the extent contemplated by applicable regulations, audit and non-audit services rendered to the Fund by the auditors and non-audit services rendered to the Managers and certain of their affiliates by the auditors, and review the fees charged by the auditors for such services; provided, however, that the Audit Committee may implement policies and procedures pursuant to which services are pre-approved other than by the full Audit Committee, subject to the requirement that the full Audit Committee be notified at its next meeting of each such service. The Audit Committee has delegated to its Chairperson the authority, on behalf of the Audit Committee, to pre-approve audit and non-audit services rendered to the Fund and non-audit services rendered to the Managers and their affiliates by the auditors; provided that any such pre-approval is reported to the Audit Committee not later than its next meeting.

PricewaterhouseCoopers LLP did not bill any fees for non-audit services performed for the Investment Adviser, and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund, that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Fund’s fiscal years ended December 31, 2020 or December 31, 2021. No “Audit-Related Fees,” “Tax Fees” and “Other Fees” set forth in the table above were waived pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The Audit Committee has considered whether the provision of the non-audit services rendered by PricewaterhouseCoopers LLP to the Investment Adviser and any Service Affiliate that were not required to be preapproved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

ADJOURNMENT

Whether or not a quorum is present at the Annual Meeting, the Fund may propose one or more adjournments of the Annual Meeting after the date set for the original Annual Meeting by making a public announcement (as defined in the Bylaws) of such postponement or cancellation prior to the Annual Meeting. In addition, whether or not a quorum is present, the Annual Meeting may be adjourned with respect to one or more matters to be considered at the Annual Meeting to a designated date (which may be more than 120 days after the date initially set for the Annual Meeting), without notice other than by announcement at the Annual Meeting at which the adjournment is taken, by action of the chairperson of the Annual Meeting without any action by shareholders on the matter of adjournment. The costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposals for which sufficient favorable votes have been received by the time of the Annual Meeting may be acted upon and, if so, such action will be final regardless of whether the Annual Meeting is adjourned to permit additional solicitation with respect to any other proposal. At any such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

OTHER BUSINESS

The Fund is not aware of any other matters to be presented for action at the Annual Meeting. However, if any such other matters are properly presented, it is the intention of the persons designated in the enclosed proxy to vote in accordance with their best judgment.

By Order of the Board of Trustees

Marc A. De Oliveira,

Secretary

April 5, 2022

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VIRTUAL MEETING

at the following Website:

www.meetnow.global/MF4RLWA

on May 16, 2022 at 10:30 a.m.

Eastern Time

To Participate in the Virtual Annual

Meeting, enter the 14-digit control number

from the shaded box on this card.

Please detach at perforation before mailing.

PROXY	WESTERN ASSET PREMIER BOND FUND PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 16, 2022

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Marc De Oliveira, Tara E. Gormel, George P. Hoyt, Jeanne M. Kelly, Thomas C. Mandia and Jane Trust, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Western Asset Premier Bond Fund (the “Fund”) which the undersigned is entitled to vote at the annual meeting of shareholders of the Fund (the “Annual Meeting”) to be held solely by means of remote communication at: www.meetnow.global/MF4RLWA on May 16, 2022 at 10:00 a.m. (Eastern Time), or at any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and accompanying proxy statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the shareholder. If no direction is made, this proxy will be voted “FOR” the election of the nominees as trustee and in the discretion of the proxies upon such other business as may properly come before the Annual Meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

CHANGE OF ADDRESS

WEA_32642_033022

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Shareholders to Be Held on May 16, 2022.

The Notice of Annual Meeting, Proxy Statement and Proxy Card are available at:

https://www.proxy-direct.com/lmf-32642

Please detach at perforation before mailing.

If no specific instructions are provided, this proxy will be voted “FOR” the proposal and in the discretion of the proxies upon such other business as may properly come before the Annual Meeting.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    ☒

A	Proposals The Board of Trustees unanimously recommends a vote “FOR” for the following proposal.

1.	Election of Trustees:

			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Robert Abeles, Jr.	02. Jane F. Dasher	03. Anita L. DeFrantz	☐	☐	☐
04. Susan B. Kerley	05. Michael Larson	06. Avedick B. Poladian
07. William E. B. Siart	08. Jaynie Miller Studenmund	09. Peter J. Taylor
10. Ronald Olson	11. Jane E. Trust

INSTRUCTIONS: To withhold authority to vote for any individual trustee nominee(s), mark the “FOR ALL EXCEPT” box and write the name of the nominee(s) for which you would like to withhold authority on the following line.

2.	To transact such other business as may properly come before the Annual Meeting and any adjournment(s) or postponement(s) thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title of such representation under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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